UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 14, 2013

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Lake Cook Road, Suite 600; Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (847) 597-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On March 14, 2013, Cosi, Inc. issued a press release reporting its earnings for the fiscal year ended December 31, 2012.  A copy of the press release is furnished as Exhibit 99.1.

Item 7.01            Regulation FD Disclosure.

On March 14, 2013, the Company hosted a teleconference and webcast to discuss its financial results for the fiscal year ended December 31, 2012.  The text of the supplemental slides to which management referred during the presentation is attached hereto as Exhibit 99.2.

Item 9.01 (d).        Exhibits.

99.1 99.2	Press Release of Cosi, Inc., dated March 14, 2013. Slides from teleconference held on March 14, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

By:	/s/ William Koziel
Name: William Koziel
Title: Chief Financial Officer

Date:  March 14, 2013

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of Cosi, Inc., dated March 14, 2013.	E
99.2	Slides from teleconference held on March 14, 2013.	E